Exhibit 10.2

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT WERE ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT"). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

CALLABLE WARRANT TO PURCHASE SHARES OF COMMON STOCK

RANCHER ENERGY CORP.

THIS WARRANT TO PURCHASE SHARES OF COMMON STOCK ("WARRANT") CERTIFIES THAT, for value received, ___________ (the "Holder"), is entitled to subscribe for and purchase from Rancher Energy Corp. (the "Company"), a corporation organized and existing under the laws of the State of Nevada, at the Warrant Exercise Price specified below during the exercise period specified below to and including Five Million (5,000,000) fully paid and nonassessable shares of Common Stock, $0.001 par value per share, of the Company (the "Common Stock").

Exercise Period. The exercise period of this Warrant shall commence immediately and shall expire at 5:00 pm local time in Denver, Colorado, on August 18, 2017, unless called by the Company as hereinafter provided.

Exercise Price. The exercise price of this Warrant (subject to adjustment as noted below) shall be One Cent ($0.01) per share (The "Warrant Exercise Price"). The Holder shall (in the Holder’s discretion) pay the Warrant Exercise Price in either: (i) check or wire transfer or (ii) in a cashless exercise transaction by which the Holder converts this Warrant, in whole or in part, into a number of shares of Common Stock determined by dividing (a) the aggregate fair market value of the shares of Common Stock (as determined by reference to the Company’s publicly traded shares of Common Stock measured by the ten day volume weighted average price) issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares of Common Stock by (b) the fair market value of one share of Common Stock (measured by the ten day volume weighted average price).

1.           Terms and Conditions. This Warrant is subject to the following provisions, terms, and conditions:

(a)          Subject to call as set forth in (b) below, this Warrant or any portion thereof shall be exercisable by the registered Holder during the Exercise Period by payment of the Warrant Exercise Price per share in immediately available funds to the Company.

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(b)          On not less than thirty days advance written notice to the Holder, the Company may call the Warrant for $0.001 per share, provided (a) the shares of common stock underlying the Warrants are covered by an effective registration statement filed permitting the Holder to sell the shares issuable upon exercise of the Warrant in accordance with a plan of distribution set forth in such registration statement that is reasonably acceptable to the Holder and, (b) the shares of the Company’s common stock have traded on the OTCQX, the OTCQB, or an exchange at a volume weighted average price of $0.03 for ten (10) or more consecutive trading days ending on the day prior to the date the written notice is sent to the Holder. Upon call the Holder must exercise the Warrant by payment of the Exercise Price (on a cash or cashless basis as set forth above) on or before the 30th day after call, or the Warrant shall expire and the payment for the call shall be made by the Company to the Holder within ten days thereafter.

2.           Representations and Warranties. The Company represents and warrants that:

(a)          The Company has all requisite power and authority to execute, issue and perform this Warrant and to issue the Common Stock issuable upon exercise hereof;

(b)          This Warrant has been duly authorized by all necessary corporate action, has been duly executed and delivered, and is a legal and binding obligation of the Company;

(c)          All shares which may be issued upon the exercise of the rights represented by this Warrant according to the terms hereof or represented by the Common Stock will, upon issuance, be duly authorized and issued, fully paid, and nonassessable; and

(d)          During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.           Adjustments.

(a)          In case the Company shall declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the Holder upon the exercise hereof will be entitled to receive the number of shares of Common Stock to which such Holder shall be entitled upon such exercise, and, in addition and without further payment therefore, such number of shares of Common Stock, such that upon exercise hereof, such Holder would receive as a result of each dividend described above and each dividend or distribution described above which such Holder would have received by way of any such dividend or distribution if, continuously since the record date for any such dividend or distribution, such Holder (x) had been the record holder of the number of shares of Common Stock then received, and (y) had retained all dividends or distributions in stock or securities (including Common Stock or securities convertible into common stock of the Company (“Convertible Securities”), or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Common Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Common Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or surplus only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

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(b)          In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be consolidated or combined into a smaller number of shares, the number of shares subject to this Warrant immediately prior to such combination shall be proportionately reduced by the divisor amount of the reverse split, and the purchase price shall be increased by the multiple divisor of the reverse split.

(c)          If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger, or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Exercise Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof.

(d)          In case any time:

(i)          any of the adjustments required by 3(a) through (c) occur;

(ii)         the Company shall make any distribution (other than regular cash dividends) to the holders of its capital stock;

(iii)        the Company shall offer for subscription pro rata to the holders of its capital stock any additional shares of stock of any class or other rights; or

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(iv)        there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first-class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company, of the date on which (x) the books of the Company shall close or a record shall be taken for such dividend, subdivision, distribution, or subscription rights, or (y) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption shall take place, as the case may be. Such notice shall also specify the date as of which the holders of capital stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, or conversion or redemption, as the case may be. Such written notice shall be given at least ten (10) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

(e)          No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Company shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the Holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by Section 3(e). "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on the NASDAQ System, the average of the closing prices of the Common Stock on such exchange or the NASDAQ System on the twenty (20) trading days ending on the trading day prior to the date of determination, or, if the Common Stock is otherwise traded in the over-the-counter market, the average of the closing bid prices on the twenty (20) trading days ending on the trading day prior to the date of determination. If at any time the Common Stock is not traded on an exchange or the NASDAQ System, or otherwise traded in the over-the-counter market, the Market Price shall be deemed to be the higher of

(i)          the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within sixty (60) days preceding the date as of which the determination is to be made, or

(ii)         the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within fifteen (15) days of the date as of which the determination is to be made.

4.           No Voting Rights. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

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5.           Restrictions on Transfer. This Warrant and the shares of Common Stock issued or issuable through the exercise of this Warrant are "restricted securities" under the Securities Act and the rules and regulations promulgated thereunder and may not be sold, transferred, pledged, or hypothecated without such transaction being registered under the Securities Act and applicable state laws or the availability of an exemption therefrom that is established to the satisfaction of the Company; a legend to this effect shall appear on this Warrant and, unless the issuance is a registered transaction, on all shares of Common Stock issued upon the exercise hereof. The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof of such Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or such Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Such Holder shall also provide the Company with an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of this Warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Company, such Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by such Holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

6.           Transfer Procedures. Subject to the provisions of Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

7.           Miscellaneous.

(a)          Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by facsimile transmission or electronic mail, or otherwise delivered by hand or by messenger, addressed

(i)          if to the Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing; or

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(ii)         if to the Company, one copy should be sent to the Company’s current address at ______________________, or at such other address as the Company shall have designated by notice.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally; if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid; or, if sent by facsimile transmission or electronic mail as of the date delivery is confirmed by the sender's equipment.

(b)          Severability. If any provision of this Agreement shall be held to be illegal, invalid, or unenforceable, such illegality, invalidity, or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid, or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid, or unenforceable provision were not contained herein.

(c)          SEC Reports. During the term of this Warrant and for so long thereafter as the Holder owns shares issued upon exercise of this Warrant the Company will use its best efforts to timely, accurately, and completely meet the Company’s reporting obligations under the Securities Exchange Act of 1934, and will not remove the Company’s common stock from registration under the Securities Exchange Act of 1934.

(d)          Governing Law. This Warrant will be governed in accordance with federal law to the extent applicable and by the internal law, not the law of conflicts, of the State of Nevada.

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IN WITNESS WHEREOF, Rancher Energy Corp. has caused this Warrant to be signed by its duly authorized officer and dated as of August 19, 2014

RANCHER ENERGY CORP.

By:
President and Chief Executive Officer

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SUBSCRIPTION FORM

To be Executed by the Holder of this Warrant if such Holder

Desires to Exercise this Warrant in Whole or in Part:

To:     Rancher Energy Corp. (the "Company")

The undersigned ___________________________ (Social Security number _____________or taxpayer identification number of Subscriber: _________________________) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ____________ shares of the Common Stock (the "Common Stock") provided for therein and tenders payment herewith to the order of the Company in the amount of $______________, such payment being made as provided on the face of this Warrant or by a cashless exercise as permitted by the Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name: ______________________________________________________________________________________________

Address: ___________________________________________________________________________________________

__________________________________________________________________________________________________

Deliver to: ___________________________________________________________________________________________

Address: ____________________________________________________________________________________________

___________________________________________________________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:

Signature
Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

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FORM OF ASSIGNMENT

(To Be Signed Only Upon Assignment)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints __________________________________________ to transfer this Warrant on the books of the Company with the full power of substitution in the premises.

Dated: _____________________

In the presence of:

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever, and the signature must be guaranteed in the usual manner)

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